UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 2, 2017 (October 26, 2017)

TRAQER CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-207552	47-3567136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.7, Xiang’an Road, Dongsheng County
Zhongshan, Guangdong Province, China 528400
(Address of principal executive offices, including zip code)

(86) 0760-22826604
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K (the “Form 8-K”) filed on November 1, 2017 by the Company. As reported in the disclosure of the Form 8-K, at the time of its filing the letter from the former independent registered public accounting firm citing review of the disclosure in the Form 8-K was not available. This Form 8-K/A amends the disclosure contained in Item 4.01 and Item 9.01 of the Form 8-K, and includes the letter from GBH CPAs, PC, the former independent registered public accounting firm to the Company. This Form 8-K/A amends and restates in its entirety Item 4.01 and Item 9.01 of the Form 8-K.

Item 4.01          Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On October 26, 2017, Traqer Corp. (the “Company”) informed GBH CPAs, PC (“GBH”) that it was being dismissed as the Company’s independent registered public accounting firm. The decision to dismiss GBH was approved by the board of directors of the Company (the “Board”).

The reports of GBH on the Company’s consolidated financial statements for the two most recent fiscal years ended August 31, 2016 and August 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended August 31, 2016 and August 31, 2015, and during the subsequent interim period through October 26, 2017, there were (i) no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH would have caused GBH to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company provided GBH with a copy of the disclosure in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that GBH furnish the Company with a letter addressed to the SEC stating whether or not GBH agrees with the above statements. A copy of the letter from GBH dated October 31, 2017 is filed with this Current Report on Form 8-K/A as Exhibit 16.1.

(b)	Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss GBH as the Company’s independent registered public accounting firm, the Board approved the engagement of WWC, P.C. (“WWC”) as the Company’s new independent registered public accounting firm. On October 27, 2017, the Company signed an engagement letter with WWC.

During the Company’s two most recent fiscal years ended August 31, 2016 and August 31, 2015, and during the subsequent interim period through October 26, 2017, neither the Company, nor anyone on its behalf, has consulted WWC with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that WWC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description

16.1	Letter from GBH dated October 31, 2017 to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAQER CORP.

By:	/s/ JIANG Limei
Name: JIANG Limei Title: President, Chief Executive Officer, Principal Financial Officer and Treasurer

Date: November 2, 2017

EXHIBIT INDEX
Exhibit No.	Description

16.1	Letter from GBH dated October 31, 2017 to the Securities and Exchange Commission.